PRESS RELEASE
FOR IMMEDIATE RELEASE

Veritex Holdings, Inc. Declares Cash Dividend on Common Stock

Dallas, TX – September 3, 2025 – Veritex Holdings, Inc. (Nasdaq: VBTX) (“Veritex” or the “Company”), the parent holding company for Veritex Community Bank, today announced the declaration of a cash dividend of $0.22 per share on its outstanding common stock. The dividend will be paid on or after September 30, 2025 to shareholders of record as of September 16, 2025.
About Veritex Holdings, Inc.
Headquartered in Dallas, Texas, Veritex is a bank holding company that conducts banking activities through its wholly-owned subsidiary, Veritex Community Bank, with locations throughout the Dallas-Fort Worth metroplex and in the Houston metropolitan area. Veritex Community Bank is a Texas state chartered bank regulated by the Texas Department of Banking and the Board of Governors of the Federal Reserve System. For more information, visit www.veritexbank.com.
CAUTION REGARDING FORWARD-LOOKING STATEMENTS
This press release may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the plans, objectives, expectations and intentions of Veritex, and other statements that are not historical facts and are subject to numerous assumptions, risks, and uncertainties that are beyond the control of Veritex. Such statements are subject to numerous assumptions, risks, estimates, uncertainties and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements, including as a result of the factors referenced below. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, continue, believe, intend, estimate, plan, trend, objective, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

Veritex cautions that the forward-looking statements in this press release are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond Veritex’s control. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements or historical performance: changes in general economic, political, or industry conditions; deterioration in business and economic conditions, including persistent inflation, supply chain issues or labor shortages, instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; the impact of pandemics and other catastrophic events or disasters on the global economy and financial market conditions and our business, results of operations, and financial condition; the impacts related to or resulting from bank failures and other volatility, including potential increased regulatory requirements and costs, such as FDIC special assessments, long-term debt requirements and heightened capital requirements, and potential impacts to macroeconomic conditions, which could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; unexpected outflows of uninsured deposits which may require us to sell investment securities at a loss; changing interest rates which could negatively impact the value of our portfolio of investment securities; the loss of value of our investment portfolio which could negatively impact market perceptions of us and could lead to deposit withdrawals; the effects of social media on market perceptions of us and banks generally; cybersecurity risks; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve; volatility and disruptions in global capital, foreign exchange and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services including those implementing our “Fair Play” banking philosophy; changes in policies and standards for regulatory review of bank mergers; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the SEC, OCC, Federal Reserve, FDIC, CFPB and state-level regulators; the occurrence of any event, change or other circumstances that could give rise to the right of Veritex or Huntington to terminate the merger agreement between Veritex and Huntington; the outcome of any legal proceedings that may be instituted against Veritex and Huntington; delays in completing the transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); the failure to obtain Veritex shareholder approval or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Veritex and Huntington do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business, customer or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the transaction and integration of Veritex and Huntington successfully; the dilution caused by Huntington’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Veritex and Huntington. Additional factors that could cause results to differ materially from those described above can be found in Veritex’s Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended March 31, 2025 and June 30, 2025, each of which is on file with the SEC and available on Veritex’s investor relations website, ir.veritexbank.com, under the heading “Financials” and in other documents Veritex files with the SEC, and in Huntington’s Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended March 31, 2025 and June 30, 2025, each of which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of Huntington’s website, http://www.huntington.com, under the heading “Investor Relations” and in other documents Huntington files with the SEC.

All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and are based on information available at that time. Veritex does not assume any obligation to update forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in circumstances or other factors affecting forward-looking statements that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. If Veritex updates one or more forward-looking statements, no inference should be drawn that Veritex or Huntington will make additional updates with respect to those or other forward-looking statements. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Source: Veritex Holdings, Inc.

Investor Relations:
972-349-6132
investorrelations@veritexbank.com